UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2022

Talkspace, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39314 (Commission File Number)	84-4636604 (I.R.S. Employer Identification No.)

Address Not Applicable (Address of principal executive offices)	Address Not Applicable (Zip Code)

(212) 284-7206
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed in a Current Report on Form 8-K filed on September 8, 2022, Charles Berg, a member of the Board of Directors (the “Board”) of Talkspace, Inc. (the “Company”), resigned as director of the Company effective as of the 2022 Annual Meeting of Stockholders of the Company. Mr. Berg had been a member of the Board since June 2021. Mr. Berg’s resignation was not a result of any disagreement with the Company or any matter relating to its operations, policies or practices.

On September 15, 2022, after recommendation by the Nominating and Corporate Governance Committee of the Board, the Board appointed Mr. Michael Hansen, as a Class II director, effective immediately, to fill the vacancy created by Mr. Berg’s resignation. Mr. Hansen will stand for reelection as a Class II director at the Company’s 2023 annual meeting of stockholders. Mr. Hansen was also appointed to serve as a member of the Audit Committee and the Compensation Committee of the Board.

Mr. Hansen is Chief Executive Officer of Cengage Group, a global edtech company providing affordable, quality digital products and services that enable student choice. Mr. Hansen has deep experience leading organizations through digital transformation. Under his leadership, the more than 100-year-old Cengage has transformed from a traditional print publisher into an education technology company advancing learning through quality digital experiences. Prior to joining Cengage Group, Mr. served in the CEO position in a variety of large media and information services companies. Earlier in his career, Mr. Hansen was the lead partner and Chairman of the digital convergence practice at the Boston Consulting Group. He was named one of Fast Company’s Most Creative People in Business (2020) for his leadership tackling higher education affordability with the launch of Cengage Unlimited, the first all-access subscription platform for the course materials market. He’s twice been recognized as a top CEO by Glassdoor (2018 and 2019). Mr. Hansen is currently a member of the Business Advisory Council for ProPublica, an independent non-profit producer of investigative journalism. Mr. Hansen earned a Master of Law degree from the University of Bonn and a Master of Business Administration degree from Columbia University.

Mr. Hansen will receive the Company's standard compensation for non-employee directors in accordance with the Company's Director Compensation Policy, as described in the Company's proxy statement on Schedule 14Afiled with the Securities and Exchange Commission on August 4, 2022. Mr. Hansen will execute an indemnification agreement consistent with the Company's standard form of indemnification agreement, filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

There is no arrangement or understanding between Mr. Hansen and any other persons pursuant to which Mr. Hansen was appointed as a director, and, other than as set forth above, Mr. Hansen has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2022 Annual Meeting of Stockholders of  Talkspace, Inc. (the “Company”), held on September 15, 2022, the Company’s stockholders voted on proposals to: (i) elect directors to the Board of Directors of the Company (the “Board”), (ii) ratify the appointment of Kost, Forer, Gabby & Kasierer, a member of Ernst & Young Global as the Company’s independent auditors for the fiscal year 2022, (iii) to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, and (iv) to approve, on an advisory basis, the compensation of the Company’s named executive officers. The voting results are as follows:

A.	Election of Directors

All nominees for election to the Board were elected for a term that will continue until the 2025 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.

The nominees for the Company’s Class I Directors were elected as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Jon Cohen	53,179,970	3,729,564	-	35,725,382
Erez Schachar	48,991,180	7,918,354	-	35,725,382
Madhu Pawar	49,032,044	7,877,490	-	35,725,382

B.	Ratification of the audit committee’s selection of Kost, Forer, Gabby & Kasierer, a member of Ernst & Young Global as the Company’s independent auditors for the fiscal year 2022.

The selection of Kost, Forer, Gabby & Kasierer, a member of Ernst & Young Global was ratified as follows:

For	Against	Abstain	Broker Non-Votes
92,316,210	78,117	240,589	-

C.	Say-On-Frequency Vote

The Company’s stockholders voted, on a non-binding, advisory basis, for the Company to conduct an annual stockholder advisory vote on the compensation of the Company’s named executive officers, based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,620,349	22,568	125,604	1,141,013	35,725,382

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Board in the proxy statement for the 2022 Annual Meeting, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company's 2028 Annual Meeting of Stockholders.

D.	Advisory Vote on Executive Compensation

The compensation of the named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
52,261,485	3,574,117	1,073,932	35,725,382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Talkspace, Inc.

Date:	September 20, 2022	By:	/s/ Jennifer Fulk
Jennifer Fulk
Chief Financial Officer